LIQUIDITY	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
LIQUIDITY	LIQUIDITY
The consolidated financial statements for the years ended December 31, 2022 and 2021 were prepared on the basis of a going concern which contemplates that the Company will be able to realize assets and discharge liabilities in the normal course of business. Accordingly, they do not give effect to adjustments that would be necessary should the Company be required to liquidate its assets.
As of December 31, 2022, the Company had $11.4 million in cash and cash equivalents and an accumulated deficit of $239.7 million. Furthermore, net cash used in operating activities for the years ended December 31, 2022 and 2021 was $47.7 million and $42.5 million, respectively. Since inception through December 31, 2022, the Company continually incurred losses from its operations which have been financed primarily by net cash proceeds from the sale of stock from private placements, the sale of redeemable preferred stock and debt.
Relevant accounting standards require that management make a determination as to whether or not substantial doubt exists as to the Company’s ability to continue as a going concern. If substantial doubt does exist management should determine if there are plans in place which alleviate that doubt. The Company had previously identified substantial doubt as to the Company’s ability to continue as a going concern in the prior year as of March 29, 2022. Given, however, its recent private placement as described herein, and the reduction in operation cost resulting from its disposition of assets, the Company’s management determined given ongoing cash requirements to fund operations, the Company has sufficient financial resources to continue operations through the date of this report and one year from the date of the financial statement issuance date, with no substantial doubt as to the Company’s ability to continue as a going concern going forward.
On March 9, 2023, the Company entered into a Securities Purchase Agreement, or private placement (the “Offering”), of securities with certain institutional investors, or the Investors. Upon close of the transaction the Company received gross proceeds from the Offering of approximately $16 million, before deducting offering expenses. The Company intends to use the net proceeds from this offering to fund one-time costs associated with restructuring, repay outstanding debt, and finance its growth initiatives related to its MedCenter technology business. Pursuant to the terms of the Offering, the Company agreed to issue pre-funded warrants to purchase common stock (the “Pre-Funded Warrants”) and Series A warrants to purchase common stock (the “Series A Warrants”), to be issued following stockholder approval of the Offering. See Note 20 for further information regarding the private placement if securities issued on March 9, 2023.
In April 2022, the Company completed a private placement, pursuant to which the Company received $40.0 million in gross proceeds, with an additional $10.0 million in gross proceeds received upon the second close that occurred on July 1, 2022, before deducting placement agent commissions and other offering expenses totaling $3.0 million. Additionally, the private placement included warrants, some of which may be callable at the Company’s option beginning on each of the 12 month and 24 month anniversaries of the warrant issuance dates and subject to the satisfaction of certain pricing conditions relating to the trading of the Company’s shares. See Note 19 for further information regarding the private placement warrants.
The Company added to its liquidity resources in 2021 through a senior secured term loan facility with Silicon Valley Bank, or SVB, as described in Note 13, pursuant to which we borrowed $10.0 million in aggregate initial term loans. See Note 13 for further information regarding the Company’s senior secured term loan facility and Note 21 related to subsequent events related to SVB and amounts borrowed.